SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exhange Act of 1934)

Filed by the Registrant          /X/

Filed by a party other than the Registrant          /   /

Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting material pursuant to Rule 14a-12

MGP Ingredients, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee  (Check the appropriate box):

/X/	No fee required
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NOTICE OF 2003 ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

MGP INGREDIENTS, INC.
1300 Main Street

Atchison, Kansas 66002

September 12, 2003

NOTICE OF ANNUAL MEETING

To the Stockholders:

         The Annual Meeting of Stockholders of MGP Ingredients, Inc. will be held at the Atchison Heritage Conference Center, 710 South 9th Street, Atchison, Kansas 66002, on Thursday, October 9, 2003, beginning at 10:00 a.m., local time, for the following purposes:

  To elect three directors, each for a three-year term expiring in 2006; and
  To transact such other business as may properly come before the meeting.

         Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 15, 2003, will be entitled to vote at the meeting or any adjournment thereof.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.

By Order of the Board of Directors

/s/ Ladd M. Seaberg

Laidacker M. Seaberg President and Chief Executive Officer

PROXY STATEMENT

         This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of MGP Ingredients, Inc. (the “Company”) to be held on Thursday, October 9, 2003, as set forth in the preceding Notice. It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to Stockholders commencing September 12, 2003.

GENERAL INFORMATION

         The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 15, 2003 are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting. As of August 15, 2003, there were 7,657,044 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

         Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on, with each share of stock in each class being entitled to one vote. In connection with the election of directors, the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors. The candidates for office who receive the highest number of votes will be elected. Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the voting power represented at the meeting (or such higher voting requirement as may be specified by law or the Company’s Articles of Incorporation) is required for approval of other proposals.

         Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

         Any stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company. A stockholder may also revoke a Proxy by appearing at the meeting and voting by written ballot. All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors.

         The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company’s telephone number at that address is (913) 367-1480.

ELECTION OF DIRECTORS

Nominees

         Two Group A Directors and one Group B Director are required to be elected at the Annual Meeting. The holders of the Common Stock are entitled to vote for the persons nominated for the Group A positions. The holders of Preferred Stock are entitled to vote for the person nominated for the Group B position. Linda E. Miller and Daryl R. Schaller, Ph.D. have been nominated by the Board of Directors for election to the Group A positions for a term expiring at the Annual Meeting in 2006. Michael Braude has been nominated by the Board of Directors for election to the Group B position for a term expiring at the Annual Meeting in 2006. Ms. Miller and Messrs. Braude and Schaller are now and have been directors of the Company for more than the past two years. Each of the nominees have consented to serve if elected. If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.

GROUP A NOMINEES
(For terms expiring in 2006)

LINDA E. MILLER

Ms. Miller, age 50, has been a director since June, 2000. She is a member of the Audit Review Committee and the Human Resources and Compensation Committee. She is an independent marketing consultant and has been a Program Director of the University of Kansas School of Journalism since 1996. She was Marketing Director of the American Business Women’s Association, Kansas City, Missouri from 1990 to 1996.

DARYL R. SCHALLER, Ph.D.

Dr. Schaller, age 59, has been a director since October, 1997. He is Chairman of the Human Resources and Compensation Committee and a member of the Audit Review and Nominating Committees. He currently provides, and from 1996 through November 2001 provided, consulting services through his consulting firm, Schaller Consulting. He was Vice President of Research and Development of International Multifoods Corp., of Minneapolis, Minnesota, from November 2001 through June 2003. He retired from Kellogg Co. in 1996 after 25 years of service. He served Kellogg as its Senior Vice President--Scientific Affairs from 1994 until 1996, and previously was Senior Vice President--Research, Quality and Nutrition for Kellogg.

GROUP B NOMINEE
(For a term expiring in 2006)

MICHAEL BRAUDE

Mr. Braude, age 67, has been a director since 1991. He is a member of the Audit, Human Resources and Compensation and Nominating Committees. Since November, 2000, he has been Executive Vice President of Country Club Bank, Kansas City, Missouri. Previously, from 1984 until his retirement in November, 2000, he was the President and Chief Executive Officer of the Kansas City Board of Trade, a commodity futures exchange. Prior to 1984, he was Executive Vice President and a Director of American Bank & Trust Company of Kansas City. Mr. Braude is a director of NPC International, Inc., an operator of numerous Pizza Hut and other quick service restaurants throughout the United States, a director of Country Club Bank, Kansas City, Missouri, a trustee of Midwest Research Institute and a trustee of the Kansas Public Employees Retirement System.

OTHER
GROUP A DIRECTORS

MICHAEL R. HAVERTY

Mr. Haverty, age 59, has been a director since October 1999. He is Chairman of the Nominating Committee and a member of the Audit Review and Human Resources and Compensation Committees. Since January 1, 2001, he has been the Chairman, President and CEO of Kansas City Southern. From 1995 until January 1, 2001, he was Executive Vice President of Kansas City Southern. He also has served as President and Chief Executive Officer of The Kansas City Southern Railway Company since 1995. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May, 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991. He is also a director of Kansas City Southern and Grupo TFM, S.A. de C.V.

JAMES A. SCHLINDWEIN

Mr. Schlindwein, age 74, has been a director since June, 2001 when he was appointed to fill the unexpired term of a member who previously resigned. His present terms expire in 2004. He is a member of the Audit and Human Resources and Compensation Committees. He is a retired senior executive of SYSCO Corporation. He also serves on the board of directors of Imperial Sugar Company.

OTHER
GROUP B DIRECTORS

CLOUD L. CRAY, JR.

Mr. Cray, age 80, has been a director since 1957 and has served as Chairman of the Board since 1980. His present term expires in 2004. He served as Chief Executive Officer from 1980 to September, 1988, and has been an officer of the Company and its affiliates for more than 40 years.

ROBERT J. REINTJES

Mr. Reintjes, age 71, has been a director since 1986. He is Chairman of the Audit Review Committee and a member of the Nominating and Human Resources and Compensation Committees. His present term expires in 2004. He has served as president of Geo. P. Reintjes Co., Inc. of Kansas City, Missouri, for the past 25 years. Geo. P. Reintjes Co., Inc. is engaged in the business of refractory construction.

RANDALL M. SCHRICK

Mr. Schrick, age 53, has been a director since 1987. He joined the Company in 1973 and has been Vice President of Manufacturing and Engineering since May 2002. From July, 1992 to May, 2002, he was Vice President of Operations, and from 1984 to July, 1992, he was Vice President and General Manager of the Pekin plant. From 1982 to 1984, he was the Plant Manager of the Pekin plant. Prior to 1982, he was Production Manager at the Atchison plant.

LAIDACKER M. SEABERG

Mr. Seaberg, age 57, has been a director since 1979. He joined the Company in 1969 and has served as the President of the Company since 1980 and as Chief Executive Officer since September, 1988. He is the son-in-law of Mr. Cray, Jr.

Certain information concerning the Board and its Committees

         The Board has three standing committees: Audit, Nominating and Human Resources and Compensation.

         During the fiscal year ended June 30, 2003, the Board met five times, the Audit Review Committee met three times, the Human Resources Committee met four times and the Nominating Committee met once. Except for Mr. Haverty, each director attended at least 75% of the meetings of the Board and the Committees of which the director was a member.

         The Audit Review Committee reviews the process involved in the preparation of the Company’s annual audited financial statements and appoints a firm of independent public accountants to serve as independent auditor and to conduct that audit and review the Company’s quarterly financial statements. It also reviews and makes recommendations with regard to the process involved in the Company’s implementation of its conflict of interest and business conduct policy. In connection with this work, the Committee annually reviews: (a) the adequacy of the Audit Review Committee’s written Charter that has been adopted by the Board of Directors; (b) the independence and financial literacy of each member of the Audit Review Committee; (c) the plan for and scope of the annual audit; (d) the services and fees of the independent auditor; (e) certain matters relating to the independence of the independent auditor; (f) certain matters required to be discussed with the independent auditor relative to the quality of the Company’s accounting principles; (f) the audited financial statements and results of the annual audit; (g) recommendations of the independent auditor with respect to internal controls and other financial matters; (h) significant changes in accounting principles that are brought to the attention of the Committee; and (i) various other matters that are brought to the attention of the Committee.

         The Board of Directors has determined that each member of the Audit Review Committee is “independent”, as that term is defined in Rule 4200 (a) (15) of the National Association of Securities Dealers’ listing standards. The Board of Directors has adopted a written charter for the Audit Review Committee, a copy of which is included as Appendix I to the Proxy Statement.

         The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Human Resources and Compensation Committee recommends to the Board of Directors the compensation of all officers and employees who report directly to the Chief Executive Officer. The Committee approves a bonus system for various key employees and reviews the scope and type of compensation plans for management personnel. The Committee administers the Company’s Executive Stock Bonus Plan, the Salaried and Senior Stock Incentive Plans and the Directors’ Stock Option Plans, and also serves as an executive search committee.

         The Nominating Committee recommends to the Board of Directors the qualifications for new director nominees, candidates for nomination and policies concerning compensation and length of service. The Committee considers written recommendations from stockholders concerning these subjects and suggests that they may be addressed to the Secretary of the Company. Recommendations for director nominees should provide pertinent information concerning the candidates’ background and experience.

         Non-employee directors are paid a retainer at the rate of $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board. Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors. Pursuant to a stockholder approved plan, each non-employee director also receives an automatic grant of an option to purchase 1,000 shares of the Company’s Common Stock on the first business day following each annual meeting of stockholders at a price equal to the fair market value of the Common Stock on that date. Options become exercisable on the 184th day following the date of grant and expire on the sooner of (a) ten years from the date of grant, (b) three years following termination of the director’s office due to retirement following age 70, (c) one year following termination of the director’s office due to death or (d) 90 days following the date of the termination of the director’s term of office for any other reason.

OTHER MATTERS

         A Proxy confers discretionary authority with respect to the voting of shares represented thereby on any other business that properly may come before the meeting as to which the Company did not have notice prior to July 30, 2003. The Board of Directors is not aware that any such other business is to be presented for action at the meeting and does not itself intend to present any such other business. However, if any such other business does come before the meeting, shares represented by Proxies given pursuant to this solicitation will be voted by the persons named in the Proxy in accordance with their best judgment. A Proxy also confers discretionary authority on the persons named to approve minutes of last year’s Annual Meeting, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a director if a nominee herein named should decline or become unable to serve as a director for any reason.

AUDIT REVIEW COMMITTEE REPORT

         The Audit Review Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2003; has discussed with the independent auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditor the auditor’s independence. Based on such review and discussions, the Audit Review Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2003 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

         This report is made over the name of each continuing member of the Audit Review Committee at the time of such recommendation, namely Robert J. Reintjes (Chairman), Michael Braude, Michael R. Haverty, Linda E. Miller, Daryl R. Schaller, Ph. D. and James A. Schlindwein.

         The Audit Review Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT AND CERTAIN OTHER FEES PAID ACCOUNTANTS

         Set forth below are the aggregate fees billed the Company by its principal accountant, BKD, LLP, for the fiscal years ended June 30, 2003 and 2002 for (i) professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s reports on Form 10-Q during such fiscal year (“Audit Fees”), (ii) assurance and related services that are reasonably related to the performance of the audit or review of the Company financial statements but are not included in Audit Fees (“Audit-Related Fees”), (iii) professional services rendered for tax compliance, tax advice or tax planning (“Tax Fees”) and (iv) other products and services (“Other Fees”), consisting primarily of information system advisory services. The Audit Review Committee has considered whether the provision of such services is compatible with maintaining the independence of BKD, LLP. The Audit Review Committee has the sole right to engage and terminate the Company’s independent auditor, to pre-approve the performance of audit services and permitted non-audit services and to approve all audit and non-audit fees. The Audit Review Committee has empowered its chairman to act on the committee’s behalf between meetings to approve permitted non-audit services; the chairman must report any such services to the Audit Review Committee at its next scheduled meeting.

Type of Fee	Amount
	2003	2002
Audit Fees	$102,580	$ 91,150
Audit Related Fees	37,570	32,990
Tax Fees	40,657	63,855
Other Fees	52,842	10,370
Total	$233,649	$198,365

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information concerning compensation for each of the years ending June 30, 2003, 2002 and 2001 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years:

SUMMARY COMPENSATION TABLE

Annual Compensation	Long-Term Compensa- tion Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($) (1)

Laidacker M. Seaberg	2003	$391,140	---	---	---	$17,998
President and Chief	2002	391,140	$22,647	---	24,000	15,292
Executive Officer	2001	369,000	37,740	---	24,000	15,308

Michael J. Trautschold	2003	244,478	---	---	12,000	17,998
Executive Vice President	2002	196,350	11,369	---	22,000	15,292
Marketing and Sales	2001	148,402	14,960	---	12,000	---

Randy M. Schrick	2003	188,154	5,000	---	---	16.936
Vice President of Manufacture	2002	177,819	9,848	---	12,000	15,292
and Engineering	2001	170,162	17,466	---	12,000	15,308

Dennis E. Sprague	2003	183,750	---	---	---	16,532
Vice President of Operations	2002	175,008	10,742	---	---	15,292
Services and Resource Planning	2001	156,817	16,096	---	7,000	15,306

Sukh Bassi, Ph.D.	2003	182,269	---	---	---	16,406
Vice President-New Products	2002	176,960	9,375	---	7,000	15,292
Innovation/Technology	2001	170,154	17,465	---	7,000	15,308

_________________

(1)	Consists of the amount of the Company’s contributions to the Company’s Employee Stock Ownership Plans and 401(k) plan allocated to the accounts of each executive officer for the years indicated.

Stock Options

         The following table contains information concerning the grant of stock options under the Company’s Stock Incentive Plan of 1996 to the Named Executive Officers during the fiscal year ended June 30, 2003.

OPTION GRANTS IN FISCAL 2003

Individual Grants	Potential Realizable Value
Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in	Exercise Price	Expiration	at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	(#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)

Laidacker M. Seaberg	--	--	--	--	--	--

Michael J. Trautschold	12,000	24.5%	$7.25	12/3/12	$ 54,810	$138,330

Randy M. Schrick	--	--	--	--	--	--

Dennis E. Sprague	--	--	--	--	--	--

Sukh Bassi, Ph.D.	--	--	--	--	--	--

_________________

(1)

Options granted have an exercise price equal to $7.25. This was fair market value of the Common Stock on December 3, 2002. The options vest in equal increments over four years. Subject to provisions of the 1996 Stock Incentive Plan providing for earlier termination upon the occurrence of certain events, the options expire ten years after their respective dates of grant. Optionees may provide for withholding taxes on those options that are not incentive options under Section 422 of the Internal Revenue Code by delivering previously issued shares of stock or directing the Company to withhold shares otherwise issuable upon exercise of such options.

Option Exercises and Year End Holdings

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the fiscal year ended June 30, 2003, and unexercised options held as of the end of such fiscal year.

AGGREGATED OPTION EXERCISES IN FISCAL 2003
AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable

Laidacker M. Seaberg	---	---	84,000/36,000	$14,940/4,980
Michael J. Trautschold	---	---	11,500/34,500	0/0
Randall M. Schrick	9,000	$32,689	33,000/18,000	$ 2,490/2,490
Dennis E. Sprague	---	---	31,500/ 6,500	$ 7,420/2,490
Dr. Sukh Bassi	1,500	4,136	25,750/11,750	$ 2,490/2,490

Performance of the Company’s Common Stock

         The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The following performance graph compares the performance of the Company’s Common Stock during the period beginning June 30, 1998 and ending June 30, 2003, to the Center for Research in Security Prices of the University of Chicago School of Business (“CRSP”) index for the NASDAQ Stock Market (the “NASDAQ COMPOSITE” index consisting of US companies) and a peer group CRSP index consisting of active NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 — 2099 (the “NASDAQ Food” index) for the same period. The number of companies in the NASDAQ Food index varies from period to period but consisted of 41 companies at the end of June 2003. The graph assumes a $100 investment in the Company’s Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

VALUE OF $100 INVESTMENTS
ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 1998
AND AT EACH SUBSEQUENT JUNE 30

	1998	1999	2000	2001	2002	2003
MGPI	$100.0	$ 76.7	$ 57.3	$ 78.0	$ 91.9	$ 63.1
NASDAQ FOOD	$100.0	$103.1	$ 99.6	$128.1	$167.1	$168.4
NASDAQ COMPOSITE	$100.0	$143.7	$212.4	$115.5	$ 78.7	$ 87.3

Report of the Human Resources and Compensation Committee

         The report of the Human Resources and Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Human Resources and Compensation Committee Interlocks and Insider Participation. Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company’s Human Resources Committee (the “Committee”). The Committee for the year ended June 30, 2003, consisted of Daryl R. Schaller, Ph. D. (Chairman), Michael R. Haverty, Robert J. Reintjes, Linda E. Miller, Michael Braude and James A. Schlindwein. All of the members of the Committee are non-employee directors of the Company. The Committee recommends to the Board of Directors compensation and compensation plans for officers and employees who report directly to the Chief Executive Officer. The recommendations are acted upon by the full board which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

         This report is provided by the Committee to assist stockholders in understanding the Committee’s philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 2003.

         Compensation Philosophy. Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive’s level of responsibility, (b) compensation paid to the executive in the prior year, (c) the Company’s performance for the year and the prior year, (d) the executive’s individual performance for the year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation and (g) a variety of other factors. The components of Executive Compensation which reflect this philosophy consist of (i) annual base salary, (ii) annual cash bonuses, (iii) annual stock bonuses, (iv) stock options and (v) equity based retirement compensation, which is reflected in the Company’s Employee Stock Ownership Plan and 401(k) Plan. In formulating its compensation recommendations, the Committee considered information and recommendations provided by management and by Arthur J. Gallagher & Company, a nationally known and recognized firm of management consultants.

         Base Salary. The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the year based on the various factors described in the preceding paragraph. In 2003, the Committee increased base salaries of certain of the named executive officers to the levels indicated in the Summary Compensation Table to keep salary levels reasonably consistent with inflation and salary levels for executives in comparable positions in comparable enterprises. These increases were based in large part on studies conducted by Arthur J. Gallagher & Company. Mr. Seaberg’s salary was not increased in 2003 at his request.

         Annual Cash Bonuses. Historically, annual cash bonuses have been paid primarily pursuant to a Cash Bonus Plan. Under that plan, each executive, along with all other nonunion personnel, has been entitled to cash bonuses, payable annually, of up to 25% of each employee’s base salary to the extent that certain Company performance targets are met. In fiscal 2003, due to the anticipated effect on the Company’s operations of the September 2002 distillery explosion at its Atchison facility, the Committee determined not to award bonuses under the Cash Bonus Plan.

         The Committee has authorized a $50,000 bonus pool that may be paid at the discretion of the Chief Executive Officer to reward superior performance by any employee of the Company other than the CEO. This bonus pool was utilized in fiscal 2003.

         Stock Incentive Plan of 1996. In January, 1996, the Board of Directors, upon recommendation of the Committee, adopted the Stock Incentive Plan of 1996. The Plan was approved by stockholders at the Annual Meeting in 1996. The Board and the Committee took this action due to a recognized need to provide medium term incentives for the retention and motivation of Senior Executives consistent with current needs to conserve cash. Since that action, the Committee has granted options to Senior Executives on an annual basis. In fiscal 2003, 49,000 options were granted to Senior Executives under the Plan.

         Equity Based Retirement Compensation. The final component of executive compensation consists of equity based retirement compensation through participation in the Company’s employee stock ownership plans for salaried and certain hourly employees (“Salaried ESOP”) and 401(k) Plan. The amount of the Company’s contributions to the Salaried ESOP and the 401(k) Plan is determined by the Board each year based upon the recommendation of the Committee. The Committee bases its recommendation primarily upon Company performance for the year.

         Under the Salaried ESOP, amounts contributed by the Company are invested in shares of the Company’s Common Stock. Shares purchased are allocated to participant accounts in proportion to the participant’s eligible compensation (as defined). Generally, accounts are distributed to participants who have completed at least ten years of service upon death, permanent disability or retirement. In fiscal 2003, the Company contributed an amount equal to 4-1/2% of eligible compensation for the Salaried ESOP. This is the same amount as in the prior year.

         The Company has maintained a 401(k) Plan for the benefit of employees for several years but prior to fiscal 2001 had not made a contribution to it. During fiscal 2001, the Board determined to reduce the Company’s contribution to the Salaried ESOP and to contribute an amount equal to the reduction to the 401(k) Plan. Five years service is required for full vesting in the amount of the Company contribution. In fiscal 2003, the Company contributed an amount equal to 4-1/2% of eligible compensation to the 401(k) Plan.

         Compensation of the Chief Executive Officer for Fiscal 2003. All of the components of fiscal 2003 compensation of the Chief Executive Officer were determined in accordance with the criteria described above for other Senior Executives. As noted above, at Mr. Seaberg’s request his base salary was not increased in fiscal 2003 over the fiscal 2002 amount.

         This report is being made over the names of Daryl R. Schaller, Ph. D. (Chairman), Michael R. Haverty, Robert J. Reintjes, Linda E. Miller, Michael Braude and James A. Schlindwein, who are the continuing members of the Committee which passed on Executive Compensation for fiscal 2003.

PRINCIPAL STOCKHOLDERS

         The following table sets forth as of July 1, 2003, the number of shares beneficially owned and the percentage of ownership of the Company’s Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company’s capital stock outstanding, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

Shares Beneficially Owned (a)
Stockholder	Common Stock	Preferred Stock
	No. of Shares	%	No. of Shares	%

Sukh Bassi, Ph.D.(b)	39,025	*
Michael Braude (b)	21,431	*
Brian Cahill (c)	37,020	*
Cloud L. Cray, Jr. (b)(d)(e)	2,137,732	27.92	333	76.2
Richard B. Cray (d)(f)	32,675	*	334	76.4
Michael R. Haverty (b)	17,451	*
Richard Larson (c)	2,375	*
Linda E. Miller(b)	8,249	*
Robert J. Reintjes (b)(g)	26,782	*
Dave Rindom (c)(h)	12,530	*
Daryl Schaller (b)	14,961	*
Randy M. Schrick (b)(c)(i)	51,766	*
James Schlindwein (b)	5,132
Laidacker M. Seaberg (b)(c)(d)(j)	584,122	7.35	404	92.4
Dennis Sprague	31,500	*
Michael J. Trautschold (b)	14,858	*
Cray Family Trust (d)	---	---	333	76.2
Trustees of the Company's ESOPs (Brian Cahill, Richard Larson Dave Rindom, Randy Schrick and Ladd Seaberg) (c)	730,747	9.54
All Executive Officers and Directors asa Group of 19 (b)(k)	3,773,156	49.3	405	92.6
Dimensional Fund Advisors, Inc. (1)	573,700	7.5
Royce & Associates, LLC (m)	968,522	12.6

_________________
    * less than 1%

(a)

For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them. Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of July 1, 2003. Stockholders disclaim beneficial ownership in the shares described in the footnotes as being “held by” or “held for the benefit of” other persons.

(b)

The table includes shares which may be acquired pursuant to stock options granted under the Company’s stock option plans that become exercisable on or before September 1, 2003. These consist of options held by three non-employee directors (Messrs. Braude, Cray and Reintjes) to purchase 7,000 shares each, one non-employee director (Mr. Schaller) to purchase 6,000 shares, one non-employee director (Mr. Haverty) to purchase 4,000 shares, one non-employee director (Ms. Miller) to purchase 3,000 shares, and one non-employee director (Mr. Schlindwein) to purchase 2,000 shares, options held by Messrs. Bassi, Schrick, Seaberg, Sprague and Trautschold to purchase 25,750, 33,000, 84,000, 31,500 and 11,500 shares, respectively, and options held by all executive officers and directors as a group to purchase 300,782 shares.

(c)

The Company’s Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 730,747 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan. The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants, all of which were allocated at July 1, 2003. Any unallocated shares are voted by the trustees. The trustees, and the number of shares allocated to their accounts, are as follows: Mr. Seaberg (70,422 shares); Mr. Larson (4,203 shares); Mr. Cahill (12,970 shares); Mr. Rindom (8,379 shares); and Mr. Schrick (24,743 shares). A total of 132,064 shares are allocated to the accounts of all other officers and directors. The number and percentage of ownership shown after the names of each of the Trustees in the table above do not include any of the 730,747 shares or any of the shares allocated to their individual accounts. Accordingly, the aggregate beneficial ownership for each of the Trustees may be deemed to be the individual amounts shown, plus 730,747 shares and 9.54%.

(d)

The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares. The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.

(e)

Includes 169,963 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director, 570,765 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee and 32,000 shares held by the Cloud L. Cray Foundation.

(f)	Includes 333 shares of Preferred Stock held by the Cray Family Trust and 32,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(g)	Includes 6,590 shares held by Mr. Reintjes’ wife.

(h)	Includes 3,103 shares held by a trust for the benefit of Mr. Rindom’s wife.

(i)	Includes 2,084 shares held by members of Mr. Schrick’s family.

(j)	Includes 108,635 shares held by Mr. Seaberg’s wife.

(k)	Includes shares discussed under notes (a) through (j) as well as shares held by members of the families of officers not listed in the table.

(l)

Based on a Schedule 13G reported by Dimensional Fund Advisors, Inc. dated December 31, 2002, Dimensional Fund Advisors, Inc. is an investment advisor whose address is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(m)

Based on Amendment No. 9 to Schedule 13G of Royce & Associates LLC dated December 31, 2002. Royce & Associates LLC is an investment advisor whose address is 1414 Avenue of The Americas, New York, New York 10019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership with the SEC and NASDAQ. Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2003, except as noted in the next sentence all of its executive officers, directors and greater-than-10% beneficial owners complied with the Section 16(a) filing requirements. Brian T. Cahill, Gerald D. Lasater, Steven J. Pickman, Clodualdo Maningat, David E. Rindom, William R. Thornton and Michael J. Trautschold each failed to timely file one report, each of which reports related to a single transaction.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the firm of BKD, LLP as independent certified public accountants to audit the books, records and accounts of the Company for 2003. The selection was made upon the recommendation of the Audit Review Committee, which, at the time of such recommendation, consisted of Mr. Reintjes, Chairman, Ms. Miller and Messrs. Braude, Haverty, Schaller and Schlindwein. BKD, LLP has audited the Company’s books annually since 1958.

         Representatives of BKD, LLP will be present at the stockholders’ meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

PROXY SOLICITATIONS

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

         Stockholders who intend to present proposals for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Stockholders on October 14, 2004 must forward them to the Company at 1300 Main Street, Box 130, Atchison, Kansas 66002, Attention: Marta L. Myers, Corporate Secretary, so that they are received on or before May 16, 2004. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Company receives written notice of the matter on or before July 29, 2004, at the above address.

HOUSEHOLDING

         Only one copy of the Company’s Annual Report and Proxy Statement has been sent to multiple stockholders of the Company who share the same address and last name, unless the Company has received contrary instructions from one or more of those stockholders. This procedure is referred to as “householding.” In addition, the Company has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials. The Company will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive a separate copy of the Annual Report and Proxy Statement, you may write to the Corporate Secretary of the Company at MGP Ingredients, 1300 Main Street, P.O. Box 130, Atchison, Kansas 66002. You can contact your broker or bank to make a similar request. Stockholders sharing an address who now receive multiple copies of the Company’s Annual Report and Proxy Statement may request delivery of a single copy by writing or calling the Company at the above address or by contacting their broker or bank, provided they have determined to household proxy materials.

By Order of the Board of Directors

/s/ Ladd M. Seaberg

Laidacker M. Seaberg President and Chief Executive Officer

September 12, 2003

Appendix I

CHARTER OF
MGP INGREDIENTS, INC.
(the “Company”)
AUDIT REVIEW COMMITTEE

Adopted by the Board of Directors on March 8, 2000

amended and restated on

August 26, 2003

         The Company’s Board of Directors has established an Audit Review Committee (the “Committee”). The following charter will govern the purpose, organization, membership, authority and duties of the Committee.

         1.      Purpose.  The principal purpose of the Committee is to oversee the Company’s (i) accounting and financial reporting processes and (ii) financial statement audits.1 In this regard and as more fully set forth herein, the Committee:

(a) appoints, replaces and approves the services and sets the compensation of the firm of independent public accountants to serve as Independent Auditor;

        (b)      meets with the Independent Auditor and management to review matters relating to financial reporting and accounting procedures and policies, the adequacy of internal controls and the scope of the audit performed by the Independent Auditor;

(c) reviews the results of the audit; and

        (d)      submits any recommendations it may have from time to time to the Board of Directors with respect to financial reporting and accounting procedures and policies, internal controls and other matters that may come to its attention.

         The Committee is also charged with the responsibility of annually reviewing the process involved in the Company’s implementation of its Conflict of Interest and Business Conduct Policy and to make recommendations to management and the Board regarding that process.

        2.      Organization of Committee.

        (a)       Number and Qualifications.  The Committee shall be comprised of not less than three directors. No member shall have a relationship to the Company which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. Each member shall meet the

_________________________
          1   Although the Committee has the responsibilities and powers set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are accurate or complete or whether they have been repared in accordance with generally accepted accounting principles and applicable rules and regulations.   These are the responsibility of management and the Independent Auditor.

applicable independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Act”) and of the NASD Rules, except as permitted by such Rules.[2] Each member shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Committee. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In appointing members to the Committee, the Board shall consider whether at least one member is a financial expert as defined in the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

        (b)       Committee Chairman.  The Board of Directors shall appoint one member of the Committee as the chairperson for such term as the Board may specify at the time of the appointment. The Committee chairperson shall have the responsibility of moderating and presiding over meetings of the Committee and shall have such other responsibilities as may be assigned by resolution of the Board or the Committee. If the Committee Chairman is not present, the Committee members may designate a chairman by majority vote of the Committee membership.

(c) Rules of Procedure. The Committee shall operate in accordance with such rules of procedure as it may from time to time establish.

         3.     Authority.

        (a)       General.  The Committee shall have the authority necessary to enable it to carry out its responsibilities as set forth in this Charter. All employees are directed to cooperate as requested by members of the Committee.

        (b)      Appointment of Independent Auditor.  The Committee shall have the sole authority to appoint or replace the Independent Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The Committee shall set the compensation and have oversight responsibilities of the work of the Independent Auditor. The Independent Auditor shall report directly to the Committee.

        (c)      Preapproval of Services.  The Committee shall preapprove all auditing services and permitted non-audit services (including terms and fees) to be performed for the Company by its Independent Auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Act which are approved by the Committee prior to the completion of the audit. The Committee may delegate

_________________________
          2   Under exceptional and limited circumstances, the Board may determine that membership on the Committee by an individual who is not idependent, as defined in the NASD Rules, is required by the best interests of the Company and its shareholders.  In such cases, the Board shall disclose, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.  In the excercise of its business judgment the Board may consider applicable transition rules.

preapproval authority to its Chairman or to subcommittees consisting of one or more members so long as any decision to grant preapprovals is presented to the full Committee for informational purposes at its next scheduled meeting. The Committee may provide for the preapproval of services through the adoption of additional pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular services, the audit committee is informed of each service and the procedures do not include delegation to management of audit committee responsibilities under the Act.

        (d)      Advisers.  The Committee may, to the extent it deems necessary or appropriate to do so, retain independent legal, accounting or other advisers. The Company will provide for appropriate funding, as the Committee determines, to compensate the Independent Auditor and any advisers employed by the Committee and to provide for ordinary administrative expenses of the Audit Committee that are necessary and appropriate for carrying out its duties.

        4.       Responsibilities.  Subject to the provisions of Section 1, the Committee shall have the following duties, together with such other duties and responsibilities as the Board may delegate by resolution to the Committee from time to time.

        (a)      Meetings.  The Committee shall meet as often as it determines necessary. The Committee may request any officer or employee of the Company or the Company’s outside counsel or Independent Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        (b)      Annual Review of Audit Committee Charter.  The Committee shall annually review and assess the adequacy of this Charter and make recommendations to the Board necessary to provide for the continued adequacy of the Charter to achieve its stated purpose.

        (c)      Publication of Audit Committee Charter.  The Committee shall see that the Audit Committee Charter is included as an appendix to the Company’s proxy statement for its annual meeting of stockholders, unless a copy has been included as an appendix to the Company’s proxy statement within the Company’s past three fiscal years.

        (d)      Annual Review of Independence and Literacy of Audit Committee Members.   The Committee shall annually review and assess the independence and financial literacy of each Committee member and report its findings to the Board regarding such matters.

        (e)      Selection, Evaluation and Replacement of Independent Auditor.  The Committee annually shall appoint a firm of independent public accountants as the Company’s Independent Auditor to audit and report on the Company’s annual financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-K and to review the Company’s quarterly financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-Q. The Committee shall annually evaluate the performance of the Independent Auditor and, if deemed appropriate, replace the Independent Auditor. The Committee shall report its conclusions to the Board of Directors.

        (f)      Review of Certain Items with Representatives of the Independent Auditor.   Annually and at such other times as may be appropriate, the Committee shall review and discuss with the Independent Auditor the following matters and shall take such actions with respect to the results of such reviews and discussions, including the making of recommendations to the Board, as may be appropriate and consistent with the duties of the Committee:

(i) The plan for and scope of the annual audit of the Company’s financial statements.

(ii) The fees proposed by the Company’s Independent Auditor for its services.

         (iii)     The written disclosures and the letter from the Independent Auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. The review shall include an active dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor. The Committee shall be responsible for taking appropriate action in response to the Independent Auditor’s report to satisfy itself of the Independent Auditor’s independence. At least annually, the Committee also shall obtain and review a report by the Independent Auditor describing the Independent Auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with such issues.

         (iv)       The matters required to be discussed with the Independent Auditor by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented, including the Independent Auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting.[3]

(v) The results of the annual audit.

_________________________
          3   Other matters include, if applicable, selection of new or changes in significant accounting policies or their application, methods used to account for significant unusual transactions, management judgments and accounting estimates, the auditor's judgment about the quality of the Company's accounting principles and disagreements with management and difficulties encountered in the course of the work of the Independent Auditor, including any restrictions on the scope of activities or access to information.

         (vi)      Any recommendations of the Independent Auditor with respect to internal controls and other financial matters, including any perceived weaknesses in the Company’s internal controls, policies, and procedures.

(vii) Critical accounting policies and practices to be used by the Company.

        (viii)     Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company’s financial statements; all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditor.

        (ix)     Material written communications between the Independent Auditor and management, such as (a) any engagement letter or independence letter, (b) any management letter, any schedule of unadjusted differences and a listing of adjustments and reclassifications not recorded, if any, and management’s responses thereto, and (c) any reports on observations and recommendations on internal controls.

        (x)       Assurances provided by the Independent Auditor with respect to the compliance of the audit with the requirements of Section 10.A(a) of the Act relating to the detection of certain illegal acts, the identification of certain related party transactions and an evaluation of the Company’s ability to continue as a going concern.

        (xi)      The manner in which the Company’s internal accounting department works in connection with the Independent Auditor, including management’s responses to recommendations made and plans for future audit coverage.

(xii) The Company’s financial statements, including disclosures made in management’s discussion and analysis.

(g) Review and Discussions with Management. The Committee shall review and discuss the following matters with the Company’s management:

(i) The audited financial statements, including disclosures made in management’s discussion and analysis.

        (ii)      When necessary or appropriate, policies with respect to risk assessment and risk management; major financial risk exposures and the steps management is taking to monitor and control such exposures.

(iii) Disclosures made to the Committee by the CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data and any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal controls.

(iv) When necessary or appropriate, items reviewed with the Independent Auditor under paragraph (f) of this Section 4.

        (h)       Recommendation Regarding Inclusion of Audited Financial Statements in Annual Report.  Based on the review and discussions referred to in paragraphs (f) and (g)(i) of this Section 4 relating to the Independent Auditor, the annual financial statements and the audit, the Committee shall provide a recommendation to the Board of Directors as to whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year in question.

(i) Internal Audit and Legal Matters. To the extent it deems such actions necessary or appropriate, the Committee shall:

(i) review the appointment and replacement of persons performing the internal audit function;

(ii) review significant reports prepared by persons performing the internal audit function together with management’s responses and follow up to these reports; and

(iii) review with legal counsel legal matters that could significantly impact the Company’s financial statements.

        (j)      Annual Audit Committee Report.  The Committee shall publish a report in the annual proxy statement of the Company over the printed signatures of each member of the Audit Committee which shall state whether it has performed the duties set forth in Sections 4.f.(iii), 4.f.(iv), 4.f.(v), 4.g(i) and 4.h above.

        (k)      Information on Fees Billed.  The Committee shall ask the Independent Auditor to submit annually a written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the Independent Auditor: audit services, audit related services, tax compliance, tax advice and tax planning services and other services.

        (l)      Reports to the NASD.  The Committee shall confirm that approximately once each year the Company has provided to the NASD written confirmation required by NASD rules relating to the composition of the Audit Committee and review of the Audit Committee Charter.

        (m)      Conflict of Interest and Business Conduct Policy.  The Committee shall review the process involved in the Company’s implementation of its Conflict of Interest and Business Conduct Policy. The Committee will establish and monitor compliance under a code of ethics applicable to the chief executive officer and the chief financial officer satisfying the requirements of the Act.

(n) Related Party Transactions. The Committee shall review and approve any material transaction between the Company and any of its subsidiaries and related parties to such companies.

        (o)      Complaints.  The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        5.      Compensation of Committee.  The Committee shall be compensated in accordance with the compensation policy that has been established for other committees of the Board.

1300 Main Street, P.O. Box 130 Atchison, Kansas 66002-0130 Phone 913-367-1480 www.mgpingredients.com

[Logo]	MGP INGREDIENTS, INC.	PROXY

	1300 Main Street, Atchison, Kansas 66002	PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Brian Cahill, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 9, 2003, or at any adjournment thereof.

         The undersigned has received the Company’s Annual Report for 2003 and its Proxy Statement.

         This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

_________________________
Stockholder's Signature

_________________________
Stockholder's Signature

Dated ____________________
Please sign exactly as youR name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing.

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

        1.      Election of one Group B Director for a term expiring in 2006. The Board of Directors has nominated:

Michael Braude

                 [  ]  FOR Nominee            [  ]  AUTHORITY WITHHELD from Nominee

        2.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
WILL BE VOTED “FOR” THE NOMINEE UNDER PROPOSAL 1.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

[Logo]	MGP INGREDIENTS, INC.	PROXY

	1300 Main Street, Atchison, Kansas 66002	PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Brian Cahill, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the undersigned at the Annual Meeting of stockholders to be held on October 9, 2003, or at any adjournment thereof.

         The undersigned has received the Company’s Annual Report for 2003 and its Proxy Statement.

         This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.

_________________________
Stockholder's Signature

_________________________
Stockholder's Signature

Dated ____________________
Please sign exactly as youR name(s) appear above. Joint owners should each sign. Executors, trustees, custodian, etc., should indicate the capacity in which they are signing.

PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Proxies are hereby given the following authority:

        1.      Election of two Group A Directors for terms expiring in 2006. The Board of Directors has nominated:

Linda E. Miller and Daryl R. Schaller, Ph.D.

                [  ] FOR both Nominees           [  ] AUTHORITY WITHHELD from both Nominees

                [  ] AUTHORITY WITHHELD from the following Nominee: __________________

        2.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
WILL BE VOTED “FOR” BOTH NOMINEES UNDER PROPOSAL 1.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 12, 2003

TO:	Participants in the MGP Ingredients, Inc. Employee Stock Purchase Plan

         Provisions of the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “Plan”) entitle participants to instruct the Trustee of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 9, 2003.

         We are also enclosing a copy of the Company’s Annual Report for 2003 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

         Please promptly complete and sign the instruction card and return it in the enclosed envelope.

        Thank you.

Very truly yours,

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg President and Chief Executive Officer

MGP INGREDIENTS, INC. EMPLOYEE STOCK PURCHASE PLAN
C/O MGP Ingredients, Inc.
1300 Main Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

         The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the MGP Ingredients, Inc. Employee Stock Purchase Plan (the “ESPP”), to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 9, 2003, or at any adjournment thereof.

         The undersigned has received the Company’s Annual Report for 2003 and its Proxy Statement.

_________________________
Accountholder's Signature

Accountholder	Dated:____________________

Number of Shares Allocated to Account:	_________________________

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the following proposals:

        1.      Election of two Group A Directors for terms expiring in 2006. The Board of Directors has nominated:

Linda E. Miller and Daryl R. Schaller, Ph.D.

                 [  ] FOR both Nominees           [  ] AUTHORITY WITHHELD from both Nominees

                 [  ] AUTHORITY WITHHELD from the following Nominee: ______________

        2.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED,
THE SHARES WILL BE VOTED “FOR” BOTH NOMINEES UNDER PROPOSAL 1.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

September 12, 2003

TO:	Participants in the Employee Stock Ownership Plan

         Provisions of the Employee Stock Ownership Plan (the “Plan”) entitle participants to instruct the Trustees of the Plan as to the voting of MGP Ingredients, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 9, 2003.

         We are also enclosing a copy of the Company’s Annual Report for 2003 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

         Please promptly complete and sign the instruction card and return it in the enclosed envelope.

Very truly yours,

/s/ Laidacker M. Seaberg
Laidacker M. Seaberg President and Chief Executive Officer

MGP INGREDIENTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
C/O MGP Ingredients, Inc.
1300 Main Street, Atchison, Kansas 66002

INSTRUCTIONS FOR THE VOTING OF MGP INGREDIENTS, INC. COMMON STOCK

         The undersigned hereby instructs Laidacker M. Seaberg, Brian Cahill, Dave Rindom, Richard Larson and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the “ESOP”), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of MGP Ingredients, Inc. held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 9, 2003, or at any adjournment thereof.

         The undersigned has received the Company’s Annual Report for 2003 and its Proxy Statement.

Name of ESOP:____________________

_________________________
Accountholder's Signature

Accountholder	Dated:_____________________

Number of Shares Allocated to Account:	_________________________

PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued from other side)

The Board of Director Recommends a vote FOR the following proposals:

        1.      Election of two Group A Directors for terms expiring in 2006. The Board of Directors has nominated:

Linda E. Miller and Daryl R. Schaller, Ph.D.

                 [  ] FOR both Nominees             [  ] AUTHORITY WITHHELD from both Nominees

                 [  ] AUTHORITY WITHHELD from the following Nominee: ______________

        2.      In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED,
THE SHARES WILL BE VOTED “FOR” BOTH NOMINEES UNDER PROPOSAL 1.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.